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WMLT 2005-WMC1 CLTV > 90

Product Types for the Mortgage Loans

                                                    Percentage of
                                                         Loans by                               Weighted
                             Aggregate   Number of      Aggregate       Average   Weighted       Average     Weighted       Weighted
                             Principal    Mortgage      Principal     Principal    Average     Remaining      Average        Average
Product Types                  Balance       Loans        Balance       Balance     Coupon          Term         FICO           CLTV
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
6 Month ARM                $251,563.17           1          0.23%   $251,563.17    7.500%           359          652         95.00%
ARM 2/28                 15,041,657.83          69          13.88    217,995.04     7.687           359          629          94.64
ARM 2/28 IO  60           5,669,750.53          20           5.23    283,487.53     7.082           359          649          94.83
ARM 2/28 IO 120             440,597.00           2           0.41    220,298.50     6.839           358          627          93.69
ARM 2/28 BALL30/40        9,878,325.73          30           9.11    329,277.52     7.421           359          618          94.92
ARM 3/27                    336,003.32           3           0.31    112,001.11     7.461           358          653          96.41
ARM 3/27 IO  60             735,000.00           2           0.68    367,500.00     6.750           359          641          91.53
ARM 3/27 BALL30/40          280,067.99           1           0.26    280,067.99     7.575           357          617          95.00
ARM 5/25                     90,122.19           1           0.08     90,122.19     7.750           358          647          95.00
ARM 5/25 IO  60             285,000.00           1           0.26    285,000.00     5.990           359          717          95.00
Balloon 15/30            70,434,485.71       1,107          64.99     63,626.46    10.048           179          665          99.66
Balloon 30/40               978,231.52           2           0.90    489,115.76     8.220           359          653          92.98
Fixed Rate 15 Year          839,464.00          16           0.77     52,466.50    10.001           179          678          99.85
Fixed Rate 20 Year          524,833.75          12           0.48     43,736.15     9.720           237          660          98.32
Fixed Rate 30 Year        2,594,078.41          15           2.39    172,938.56     7.226           359          652          94.48
---------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    -----------
Total:                 $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
=====================  ================  ==========   ============   ===========   =======   ===========  ===========    ===========

Principal Balances for the Mortgage Loans*

                                                          Percentage of
                                                               Loans by                           Weighted
                                   Aggregate   Number of      Aggregate       Average   Weighted    Average   Weighted      Weighted
                                   Principal    Mortgage      Principal     Principal    Average  Remaining    Average       Average
Range of Principal Balances ($)      Balance       Loans        Balance       Balance     Coupon       Term       FICO          CLTV
---------------------------------------------  ----------   ------------   -----------   -------   --------  ---------    ----------
      0.01  to   50,000.00    $15,864,242.86         482         14.64%    $32,913.37    10.140%      181        655         99.59%
 50,000.01  to  100,000.00     36,984,189.55         513          34.12     72,093.94    10.025       185        665          99.53
100,000.01  to  150,000.00     19,313,073.39         160          17.82    120,706.71     9.521       214        662          98.76
150,000.01  to  200,000.00      8,247,881.99          48           7.61    171,830.87     8.706       266        652          97.36
200,000.01  to  250,000.00      4,732,386.26          21           4.37    225,351.73     7.804       343        621          95.34
250,000.01  to  300,000.00      4,896,475.27          18           4.52    272,026.40     7.037       359        640          94.57
300,000.01  to  350,000.00      1,978,353.61           6           1.83    329,725.60     7.803       359        626          94.30
350,000.01  to  400,000.00      2,257,850.00           6           2.08    376,308.33     7.111       359        636          94.48
400,000.01  to  450,000.00      4,174,985.52          10           3.85    417,498.55     6.979       359        637          95.09
450,000.01  to  500,000.00      3,850,319.91           8           3.55    481,289.99     7.698       359        631          94.12
500,000.01  to  550,000.00      1,585,981.98           3           1.46    528,660.66     7.574       358        680          95.00
550,000.01  to  600,000.00      1,140,000.00           2           1.05    570,000.00     7.625       359        660          95.00
600,000.01  to  650,000.00      1,227,134.25           2           1.13    613,567.13     8.185       359        674          95.00
650,000.01  to  700,000.00        688,306.56           1           0.64    688,306.56     8.225       358        609          95.00
700,000.01  to  750,000.00      1,438,000.00           2           1.33    719,000.00     6.002       359        602          91.00
---------------------------------------------  ----------   ------------   -----------   -------   -------  ---------    -----------
Total:                       $108,379,181.15       1,282        100.00%    $84,539.14    9.172%       240        654         97.96%
===========================  ================  ==========   ============   ===========   =======   =======  =========    ===========

---------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $84,539.14.

Gross Mortgage Rates for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                             Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
Range of Current                 Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
Gross Mortgage Rates (%)           Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
   5.501  to    6.000        $3,186,641.72           9          2.94%   $354,071.30    5.876%           359          668     93.96%
   6.001  to    6.500         2,876,617.05           9           2.65    319,624.12     6.234           359          641      93.78
   6.501  to    7.000         6,820,464.07          25           6.29    272,818.56     6.867           354          638      94.86
   7.001  to    7.500         7,975,926.89          36           7.36    221,553.52     7.372           357          643      94.87
   7.501  to    8.000         8,520,851.28          47           7.86    181,294.71     7.849           335          651      95.42
   8.001  to    8.500         8,766,602.74          89           8.09     98,501.15     8.320           265          658      97.45
   8.501  to    9.000         9,841,656.02         115           9.08     85,579.62     8.863           226          666      98.22
   9.001  to    9.500        10,979,746.62         138          10.13     79,563.38     9.413           204          677      98.99
   9.501  to   10.000        17,884,057.46         300          16.50     59,613.52     9.913           182          666      99.77
  10.001  to   10.500        10,949,802.09         171          10.10     64,033.93    10.391           180          654      99.64
  10.501  to   11.000        12,756,167.13         194          11.77     65,753.44    10.865           179          639      99.61
  11.001  to   11.500         4,343,414.09          89           4.01     48,802.41    11.373           179          640      99.82
  11.501  to   12.000         2,107,686.44          37           1.94     56,964.50    11.950           179          627      98.31
  12.001  to   12.500         1,218,380.06          20           1.12     60,919.00    12.427           181          612      99.34
  12.501  to   13.000           151,167.49           3           0.14     50,389.16    12.801           179          607     100.00
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
Total:                     $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654     97.96%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========  =========

---------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 9.172%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted   Weighted
Range of Combined                Principal    Mortgage      Principal     Principal   Average     Remaining      Average    Average
Loan-to-Value Ratios (%)           Balance       Loans        Balance       Balance    Coupon          Term         FICO       CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
90.01  to    95.00          $39,452,729.03         207         36.40%   $190,592.89    7.784%           338          634     94.48%
95.01  to  100.00            68,926,452.12       1,075          63.60     64,117.63     9.966           183          666      99.95
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------  ---------
Total:                     $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654     97.96%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========  =========

---------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 97.96%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Range of Credit Scores          Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
540  to  559              $1,903,209.38          10          1.76%   $190,320.94    8.243%           359          554         94.64%
560  to  579               4,723,400.04          24           4.36    196,808.34     8.270           358          571          94.91
580  to  599               6,801,493.19         102           6.28     66,681.31     9.192           258          590          96.82
600  to  619              16,146,835.96         191          14.90     84,538.41     9.363           256          609          97.40
620  to  639              13,509,669.03         177          12.47     76,325.81     9.589           229          630          97.98
640  to  659              17,519,247.07         212          16.16     82,637.96     9.450           227          650          98.47
660  to  679              17,794,827.87         188          16.42     94,653.34     8.964           246          669          98.00
680  to  699              10,458,344.71         128           9.65     81,705.82     9.197           213          688          98.80
700  to  719               7,334,855.56          93           6.77     78,869.41     9.002           208          708          98.87
720  to  739               5,135,613.10          67           4.74     76,650.94     8.929           204          729          98.75
740  to  759               3,648,317.06          51           3.37     71,535.63     8.901           203          748          99.30
760  to  779               1,453,092.69          19           1.34     76,478.56     9.361           179          768          99.85
780  to  799               1,588,481.31          16           1.47     99,280.08     8.610           237          785          98.37
800  to  819                 361,794.18           4           0.33     90,448.55     8.648           248          805          96.92
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========
* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the
Statistical Calculation Date was approximately 654.

Original Term for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                             Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Original Term (months)          Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
180                      $71,273,949.71       1,123         65.76%    $63,467.45   10.048%           179          665         99.66%
240                          524,833.75          12           0.48     43,736.15     9.720           237          660          98.32
360                       36,580,397.69         147          33.75    248,846.24     7.457           359          633          94.64
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

Remaining Term to Stated Maturity for the Mortgage Loans*

                                                            Percentage of
                                                               Loans by                              Weighted
                                   Aggregate   Number of      Aggregate       Average  Weighted       Average   Weighted   Weighted
                                   Principal    Mortgage      Principal     Principal   Average     Remaining    Average    Average
Range of Remaining Terms (months)    Balance       Loans        Balance       Balance    Coupon          Term       FICO       CLTV
---------------------------------------------  ----------   ------------   -----------   -------   -----------  ---------  ---------
121  to  180                  $71,273,949.71       1,123         65.76%    $63,467.45   10.048%           179        665     99.66%
181  to  240                      524,833.75          12           0.48     43,736.15     9.720           237        660      98.32
301  to  360                   36,580,397.69         147          33.75    248,846.24     7.457           359        633      94.64
---------------------------  ----------------  ----------   ------------   -----------   -------   -----------  ---------  ---------
Total:                       $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240        654     97.96%
===========================  ================  ==========   ============   ===========   =======   ===========  =========  =========

---------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 240 Months

IO Term for the Mortgage Loans

                                                       Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average     Weighted    Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal      Average    Remaining    Average        Average
IO Term (months)                Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
No IO                   $101,248,833.62       1,257         93.42%    $80,548.00    9.325%           231          655         98.21%
60                         6,689,750.53          23           6.17     290858.72     6.999           359          651          94.48
120                          440,597.00           2           0.41     220298.50     6.839           358          627          93.69
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
                                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted     Weighted
                                Principal    Mortgage      Principal     Principal   Average     Remaining      Average      Average
Property Type                     Balance       Loans        Balance       Balance    Coupon          Term         FICO         CLTV
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    --------
Single Family Detached     $72,681,742.18         881         67.06%    $82,499.14    9.233%           238          651       98.08%
PUD                         15,667,565.59         182          14.46     86,085.53     9.150           234          651        97.76
Condominium                 11,940,632.68         153          11.02     78,043.35     9.129           241          663        98.17
2-4 Family                   6,957,028.00          55           6.42    126,491.42     8.808           261          683        97.01
Townhome                       878,813.84           7           0.81    125,544.83     8.032           311          642        96.00
Single Family Attached         180,398.86           3           0.17     60,132.95     8.915           281          615        97.16
Condominium Hi-Rise             73,000.00           1           0.07     73,000.00     8.500           179          750       100.00
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    --------
Total:                    $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654       97.96%
========================  ================  ==========   ============   ===========   =======   ===========  ===========    ========

   Occupancy Status for the Mortgage Loans*

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average   Weighted      Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal    Average    Remaining      Average        Average
Occupancy Status                Balance       Loans        Balance       Balance     Coupon         Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Primary                 $102,108,389.27       1,226         94.21%    $83,285.80    9.224%           237          653         98.03%
Secondary                  5,150,879.04          50           4.75    103,017.58     8.387           279          674          97.19
Investment                 1,119,912.84           6           1.03    186,652.14     7.994           328          704          94.66
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

---------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.


Loan Purposes for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Loan Purpose                    Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Purchase                 $74,265,938.46       1,016         68.52%    $73,096.40    9.673%           212          662         98.92%
Cash Out Refi             31,056,792.89         239          28.66    129,944.74     8.081           300          637          95.85
Rate/Term Refi             3,056,449.80          27           2.82    113,201.84     8.067           307          658          96.01
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

Credit Grade Categories for the Mortgage Loans

                                                     Percentage of
                                                          Loans by                              Weighted
                              Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted       Weighted
                              Principal    Mortgage      Principal     Principal   Average     Remaining      Average        Average
Credit Grade                    Balance       Loans        Balance       Balance    Coupon          Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   ----------   -------   -----------  -----------    -----------
A                        $30,407,583.20         393         28.06%    $77,372.99    9.517%           236          625         97.89%
AA                        64,106,922.18         749          59.15     85,590.02     9.103           228          683          98.43
A-                         7,617,688.94         106           7.03     71,864.99     8.947           260          602          96.81
B                            616,476.47           3           0.57    205,492.16     7.945           359          558          95.00
B+                         5,602,210.36          30           5.17    186,740.35     8.514           358          570          94.82
C                             28,300.00           1           0.03     28,300.00    10.750           179          610         100.00
----------------------  ----------------  ----------   ------------   ----------   -------   -----------  -----------    -----------
Total:                  $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654         97.96%
======================  ================  ==========   ============   ==========   =======   ===========  ===========    ===========




Documentation Type for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                              Weighted
                                 Aggregate   Number of      Aggregate       Average    Weighted     Average     Weighted    Weighted
                                 Principal    Mortgage      Principal     Principal    Average    Remaining      Average     Average
Documentation Type                 Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
Stated                      $49,560,882.63         663         45.73%    $74,752.46    9.972%           201          673      99.02%
Full                         37,932,601.90         441          35.00     86,014.97     8.547           276          634       97.05
1 Year Income                15,718,460.84         135          14.50    116,433.04     8.322           264          654       97.06
6 Months Bank Statement       5,167,235.78          43           4.77    120,168.27     8.666           276          628       97.13
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
Total:                     $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654      97.96%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========   ========




Original Prepayment Penalty Term for the Mortgage Loans

                                                        Percentage of
                                                             Loans by                             Weighted
                                 Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Prepayment Period                Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
Original Term (months)             Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
No Prepay                   $48,002,378.13         619         44.29%    $77,548.27    9.350%           236          657      98.04%
12                            4,095,387.06          40           3.78     102384.68     8.986           248          663       97.76
24                           51,825,017.06         582          47.82      89046.42     9.049           239          652       97.99
36                            4,456,398.90          41           4.11     108692.66     8.843           276          645       96.94
-------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
Total:                     $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654      97.96%
=========================  ================  ==========   ============   ===========   =======   ===========  ===========   ========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                        Percentage of
                                                           Loans by                              Weighted
                               Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted      Weighted
                               Principal    Mortgage      Principal     Principal   Average     Remaining      Average       Average
Geographic Distribution          Balance       Loans        Balance       Balance    Coupon          Term         FICO          CLTV
-----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
Arizona                    $4,176,329.88          47          3.85%    $88,858.08    8.958%           272          653        97.10%
Arkansas                       90,657.67           1           0.08     90,657.67     7.500           359          697         95.00
California                 45,509,284.54         418          41.99    108,873.89     9.146           227          661         98.21
Colorado                      514,888.74          10           0.48     51,488.87    10.155           179          660        100.00
Connecticut                 2,803,189.36          26           2.59    107,814.98     8.713           279          653         96.49
Delaware                      276,438.77           3           0.26     92,146.26     8.864           277          618         97.27
District of Columbia          130,163.02           2           0.12     65,081.51     9.440           179          674        100.00
Florida                     7,247,647.93          97           6.69     74,718.02     9.342           266          648         97.45
Georgia                       798,370.85          17           0.74     46,962.99     9.115           239          619         98.17
Idaho                         370,954.33           7           0.34     52,993.48     8.378           260          674         98.46
Illinois                    3,201,630.02          49           2.95     65,339.39     9.293           236          659         98.22
Iowa                           20,389.42           1           0.02     20,389.42     9.250           179          668        100.00
Kansas                        278,942.52           5           0.26     55,788.50     9.289           279          622         95.78
Kentucky                       60,277.31           3           0.06     20,092.44    10.877           178          602        100.00
Louisiana                     829,227.98          18           0.77     46,068.22     8.667           287          629         96.84
Maine                         277,141.06           4           0.26     69,285.27     8.334           298          662         96.54
Maryland                    4,826,729.71          47           4.45    102,696.38     9.418           247          645         97.61
Massachusetts               3,587,745.84          39           3.31     91,993.48     8.636           251          664         97.70
Michigan                      376,308.71           8           0.35     47,038.59     8.509           287          665         97.05
Minnesota                     315,835.30           4           0.29     78,958.83    10.413           179          693        100.00
Mississippi                   977,975.71           7           0.90    139,710.82     8.284           355          593         94.48
Missouri                      316,172.37           7           0.29     45,167.48    10.988           179          615        100.00
Montana                        70,551.55           2           0.07     35,275.78     8.990           179          675        100.00
Nebraska                       40,671.96           1           0.04     40,671.96     9.990           179          740        100.00
Nevada                      2,060,428.65          36           1.90     57,234.13     9.767           218          669         98.32
New Hampshire                 612,440.50           9           0.57     68,048.94     9.877           227          620         98.10
New Jersey                  3,662,409.56          43           3.38     85,172.32     9.050           251          665         97.44
New Mexico                    154,741.58           5           0.14     30,948.32    10.125           246          598         97.35
New York                    6,276,898.87          62           5.79    101,240.30     8.881           253          654         97.74
North Carolina                474,456.62          10           0.44     47,445.66    10.003           195          667         99.32
Ohio                          477,662.15           8           0.44     59,707.77     8.636           314          601         95.98
Oklahoma                      387,034.57           6           0.36     64,505.76     9.294           291          596         96.98
Oregon                        240,749.53           4           0.22     60,187.38    10.338           179          624        100.00
Pennsylvania                1,013,666.44          17           0.94     59,627.44     8.562           281          645         97.38
Rhode Island                  840,695.98           9           0.78     93,410.66     8.644           285          631         96.35
South Carolina                646,024.03           8           0.60     80,753.00     9.033           272          665         97.43
Tennessee                     376,520.39          11           0.35     34,229.13     7.961           247          642         97.85
Texas                       4,372,200.13         100           4.03     43,722.00     9.439           229          635         98.53
Utah                          266,281.40           4           0.25     66,570.35     8.801           277          644         97.29
Vermont                        36,586.22           1           0.03     36,586.22    10.750           178          677        100.00
Virginia                    5,486,906.60          60           5.06     91,448.44     9.812           220          653         98.61
Washington                  3,392,265.58          55           3.13     61,677.56     9.237           209          655         98.92
West Virginia                  17,977.84           1           0.02     17,977.84    10.515           238          672        100.00
Wisconsin                     329,957.92           9           0.30     36,661.99     9.317           239          648        100.00
Wyoming                       155,752.04           1           0.14    155,752.04     7.750           358          617         95.00
-----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
Total:                   $108,379,181.15       1,282        100.00%    $84,539.14    9.172%           240          654        97.96%
=======================  ================  ==========   ============   ===========   =======   ===========  ===========   ==========

Gross Margins for the Adjustable Rate Mortgage Loans*

                                                         Percentage of
                                                              Loans by                             Weighted
                                  Aggregate   Number of      Aggregate       Average  Weighted      Average     Weighted    Weighted
Range of Gross Margins (%)        Principal    Mortgage      Principal     Principal   Average    Remaining      Average     Average
(ARMs Only)                         Balance       Loans        Balance       Balance    Coupon         Term         FICO        CLTV
--------------------------  ----------------  ----------   ------------   -----------   -------   ----------  -----------   --------
1.501  to    2.000              $252,000.00           1          0.76%   $252,000.00    5.990%          359          686      92.00%
4.001  to    4.500               495,759.04           3           1.50    165,253.01     7.103          359          702       95.00
4.501  to    5.000               256,232.20           1           0.78    256,232.20     5.750          359          643       95.00
5.001  to    5.500             1,057,926.26           3           3.21    352,642.09     5.931          359          632       92.32
5.501  to    6.000             3,024,060.49           9           9.16    336,006.72     6.578          359          642       94.44
6.001  to    6.500             3,750,551.92          14          11.36    267,896.57     7.288          359          600       94.60
6.501  to    7.000             6,455,199.90          24          19.56    268,966.66     7.275          359          649       94.73
7.001  to    7.500             6,293,927.96          28          19.07    224,783.14     7.696          359          626       95.12
7.501  to    8.000             9,327,397.16          40          28.26    233,184.93     8.008          359          630       95.02
8.001  to    8.500             1,910,634.67           6           5.79    318,439.11     7.451          359          603       93.47
8.501  to    9.000               184,398.16           1           0.56    184,398.16     8.950          358          610       99.00
--------------------------  ----------------  ----------   ------------   -----------   -------   ----------  -----------   --------
Total:                       $33,008,087.76         130        100.00%   $253,908.37    7.452%          359          631      94.70%
==========================  ================  ==========   ============   ===========   =======   ==========  ===========   ========

---------------------------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 7.049%.



Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                      Percentage of
                                                           Loans by                              Weighted
Range of Maximum                 Aggregate   Number of    Aggregate        Average  Weighted       Average   Weighted       Weighted
Gross Mortgage Rates (%)         Principal    Mortgage    Principal      Principal   Average     Remaining    Average        Average
(ARMs Only)                        Balance       Loans      Balance        Balance    Coupon          Term       FICO           CLTV
-------------------------  ----------------  ---------  ------------   -----------   -------   -----------   --------    -----------
12.001  to   12.500          $2,712,137.65           8        8.22%    $339,017.21    5.898%           359        656         93.78%
12.501  to   13.000           2,876,617.05           9         8.71     319,624.12     6.234           359        641          93.78
13.001  to   13.500           6,250,575.05          22        18.94     284,117.05     6.876           359        636          94.64
13.501  to   14.000           6,259,444.93          26        18.96     240,747.88     7.359           359        638          95.02
14.001  to   14.500           7,037,729.79          28        21.32     251,347.49     7.827           359        644          94.78
14.501  to   15.000           3,743,142.81          18        11.34     207,952.38     8.295           359        594          95.42
15.001  to   15.500           2,496,467.69          11         7.56     226,951.61     8.661           359        619          94.72
15.501  to   16.000           1,355,121.53           5         4.11     271,024.31     9.281           359        566          95.00
16.001  to   16.500             276,851.26           3         0.84      92,283.75     9.684           358        568          94.58
-------------------------  ----------------  ---------  ------------   -----------   -------   -----------   --------    -----------
Total:                      $33,008,087.76         130      100.00%    $253,908.37    7.452%           359        631         94.70%
=========================  ================  =========  ============   ===========   =======   ===========   ========    ===========

---------------------------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 13.957% per annum.

Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                      Percentage of
                                                           Loans by                              Weighted
Range of Minimum                Aggregate  Number of      Aggregate       Average     Weighted    Average     Weighted      Weighted
Gross Mortgage Rates (%)        Principal   Mortgage      Principal     Principal      Average    Remaining    Average       Average
(ARMs Only)                       Balance      Loans        Balance       Balance    Coupon          Term         FICO          CLTV
------------------------  ---------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
   5.501  to     6.000      $2,712,137.65          8          8.22%   $339,017.21    5.898%           359          656        93.78%
   6.001  to     6.500       2,876,617.05          9           8.71    319,624.12     6.234           359          641         93.78
   6.501  to     7.000       6,104,501.75         21          18.49    290,690.56     6.866           359          634         94.63
   7.001  to     7.500       6,405,518.23         27          19.41    237,241.42     7.358           359          640         95.02
   7.501  to     8.000       7,037,729.79         28          21.32    251,347.49     7.827           359          644         94.78
   8.001  to     8.500       4,218,142.81         19          12.78    222,007.52     8.296           359          598         95.03
   8.501  to     9.000       2,021,467.69         10           6.12    202,146.77     8.746           359          616         95.36
   9.001  to     9.500       1,355,121.53          5           4.11    271,024.31     9.281           359          566         95.00
   9.501  to    10.000         276,851.26          3           0.84     92,283.75     9.684           358          568         94.58
------------------------  ---------------  ----------   ------------   -----------   -------   -----------  -----------   ----------
Total:                     $33,008,087.76        130        100.00%   $253,908.37    7.452%           359          631        94.70%
========================  ===============  ==========   ============   ===========   =======   ===========  ===========   ==========

---------------------------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 7.452% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                       Percentage of
                                                            Loans by                              Weighted
Initial Periodic                Aggregate   Number of      Aggregate       Average  Weighted       Average     Weighted    Weighted
Rate Cap (%)                    Principal    Mortgage      Principal     Principal   Average     Remaining      Average     Average
(ARMs Only)                       Balance       Loans        Balance       Balance    Coupon          Term         FICO        CLTV
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
1.000                         $438,892.17           2          1.33%   $219,446.09    7.767%           359          627      95.00%
1.500                          663,923.39           4           2.01    165,980.85     7.551           358          646       94.41
3.000                       31,620,272.20         123          95.80    257,075.38     7.459           359          630       94.70
5.000                          285,000.00           1           0.86    285,000.00     5.990           359          717       95.00
------------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------   --------
Total:                     $33,008,087.76         130        100.00%    $253,908.37   7.452%           359          631      94.70%
========================  ================  ==========   ============   ===========   =======   ===========  ===========   ========

---------------------------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 2.961%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                     Percentage of
                                                          Loans by                              Weighted
Subsequent Periodic           Aggregate   Number of      Aggregate        Average  Weighted      Average     Weighted       Weighted
Rate Cap (%)                  Principal    Mortgage      Principal      Principal   Average    Remaining      Average        Average
(ARMs Only)                     Balance       Loans        Balance        Balance    Coupon         Term         FICO           CLTV
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
1.000                    $32,533,087.76         129         98.56%    $252,194.48   7.440%           359          631         94.74%
2.000                        475,000.00           1           1.44     475,000.00    8.300           359          629          92.00
----------------------  ----------------  ----------   ------------   -----------   -------   -----------  -----------    ----------
Total:                   $33,008,087.76         130        100.00%    $253,908.37   7.452%           359          631         94.70%
======================  ================  ==========   ============   ===========   =======   ===========  ===========    ==========

---------------------------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.014%.

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                       Percentage of
                                                            Loans by                              Weighted
Range of                          Aggregate  Number of     Aggregate       Average   Weighted       Average     Weighted    Weighted
Months to Next                    Principal   Mortgage     Principal     Principal    Average     Remaining      Average     Average
Adjustment Date (ARMs Only)         Balance      Loans       Balance       Balance     Coupon          Term         FICO        CLTV
--------------------------- ---------------  ---------   ------------   -----------   -------   -----------  -----------   ---------
1   to   6                      $251,563.17          1         0.76%   $251,563.17    7.500%           359          652      95.00%
19  to  24                    31,030,331.09        121         94.01    256,449.02     7.480           359          629       94.75
31  to  36                     1,351,071.31          6          4.09    225,178.55     7.098           358          639       93.46
55  to  60                       375,122.19          2          1.14    187,561.10     6.413           359          700       95.00
---------------------------  --------------  ---------   ------------   -----------   -------   -----------  -----------   ---------
Total:                       $33,008,087.76        130       100.00%   $253,908.37    7.452%           359          631      94.70%
===========================  ==============  =========   ============   ===========   =======   ===========  ===========   =========

   Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                        Percentage of
                                                             Loans by                             Weighted
                                   Aggregate  Number of     Aggregate      Average  Weighted       Average     Weighted     Weighted
Next Interest Rate                 Principal   Mortgage     Principal    Principal   Average     Remaining      Average      Average
Adjustment Date (ARMs Only)          Balance      Loans       Balance      Balance    Coupon          Term         FICO         CLTV
---------------------------  ---------------  ---------   -----------   -----------   -------   -----------  -----------  ----------
2006 February                    $251,563.17          1         0.76%   $251,563.17   7.500%           359          652       95.00%
2007 June                         758,573.84          3          2.30    252,857.95    7.282           357          627        95.60
2007 July                       7,127,311.17         29         21.59    245,769.35    7.554           358          633        95.07
2007 August                    22,370,446.08         87         67.77    257,131.56    7.465           359          629        94.61
2007 September                    774,000.00          2          2.34    387,000.00    7.408           360          597        95.00
2008 June                         398,645.05          2          1.21    199,322.53    7.590           357          623        96.19
2008 July                         131,926.26          1          0.40    131,926.26    6.315           358          718        95.00
2008 August                       820,500.00          3          2.49    273,500.00    6.984           359          634        91.89
2010 July                          90,122.19          1          0.27     90,122.19    7.750           358          647        95.00
2010 August                       285,000.00          1          0.86    285,000.00    5.990           359          717        95.00
---------------------------  ---------------  ---------   -----------   -----------   -------   -----------  -----------  ----------
Total:                        $33,008,087.76        130       100.00%   $253,908.37   7.452%           359          631       94.70%
===========================  ===============  =========   ===========   ===========   =======   ===========  ===========  ==========

---------------------------
* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 23 months.


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